UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21652

Fiduciary/Claymore MLP Opportunity Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL	60532
(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso

Claymore Advisors, LLC

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: November 30

Date of reporting period: November 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual
Report
November 30, 2007

Fiduciary/Claymore MLP Opportunity Fund

FMO

FIDUCIARY ASSET MANAGEMENT

CLAYMORE®

www.fiduciaryclaymore.com

... your pipeline to the LATEST,

most up-to-date INFORMATION about the

Fiduciary/Claymore MLP Opportunity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.fiduciaryclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Fiduciary Asset Management and Claymore are constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | November 30, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund

Dear Shareholder |

We are pleased to submit the annual shareholder report for the Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) for the Fund’s fiscal year ended November 30, 2007. As you may know the Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. To achieve that objective, under normal market conditions, the Fund invests at least 80% of its managed assets in master limited partnership (“MLP”) entities, which can provide shareholders with attractive tax-deferred income.

Fiduciary Asset Management, LLC, which serves as the Fund’s sub-adviser, manages a wide range of institutional products and was a pioneer in the management of MLP assets. As of November 30, 2007, Fiduciary managed or supervised approximately $18.2 billion in assets.

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. For the 12-month period ended November 30, 2007, the Fund returned 8.53% on a NAV basis and 9.70% on a market price basis. On November 30, 2007, the Fund’s market price closed at $22.66, which represented a discount of 1.95% to the NAV of $23.11. Since its commencement of operations on December 28, 2004, the Fund has produced an average annual total return of 12.74% based on NAV and 10.53% based on market price.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 22 of the Fund’s annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP plan also effectively provides an income averaging technique, which allows shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

On December 1, 2006, the first day of this fiscal period, the Board of Trustees of the Fund announced that it would increase the quarterly dividend by 4.80% to $0.3275 per share, effective with the January 31, 2007 distribution. The Board of Trustees subsequently authorized three additional dividend increases during this fiscal period: a 1.53% increase to $0.3325 per share for the April 30, 2007, distribution; a 5.26% increase to $0.35 per share for the July 31, 2007, distribution; and a 1.43% increase to $0.355 per share for the October 31, 2007, distribution. The current dividend level of $0.355 per share represents an annualized distribution rate of 6.27% based upon the

Annual Report | November 30, 2007 | 3

FMO | Fiduciary/Claymore MLP Opportunity Fund | Dear Shareholder continued

closing market price of $22.66 for the Fund’s shares on November 30, 2007. Additionally, subsequent to the fiscal year end, on January 2, 2008, the Board of Trustees further increased the quarterly dividend to $0.36 per share, representing a 1.41% increase. These dividend increases were the result of a modification to the Fund’s distribution policy announced in December 2006, which enables the Fund to generate distributions from both the cash flow received and the capital appreciation of portfolio securities. The revised policy is consistent with our belief that distributions from a taxable closed-end fund such as this one should reflect the expected long-term after-tax total return potential of the portfolio. It aligns well with our investment philosophy of managing the portfolio with total return in mind.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5.You’ll find information on Fiduciary Asset Management’s investment philosophy, their views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.fiduciaryclaymore.com.

Sincerely,

Nicholas Dalmaso
Fiduciary/Claymore MLP Opportunity Fund

4 | Annual Report | November 30, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund

Questions & Answers

The Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) is managed by Fiduciary Asset Management, LLC. In the following interview, Portfolio Manager James Cunnane, Jr., CFA, discusses the Fund’s performance for the 12-month period ended November 30, 2007.

Will you remind us of this Fund’s objectives and how you seek to achieve them?

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value (“NAV”) of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and related entities. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. As a result of the tax characterization of cash distributions made by MLPs to their investors, a significant portion of the Fund’s income is tax-deferred, which may allow distributions by the Fund to its shareholders to include high levels of tax-deferred income.

Under normal market conditions, we invest at least 80% of the Fund’s managed assets in MLP entities, and at least 65% of managed assets in equity securities of MLP entities. MLP entities include affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP. The Fund may also invest in common stocks of large capitalization companies, including companies engaged in the energy, natural resources and real estate sectors. We may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio in order to generate current income and gains. Up to 40% of the Fund’s managed assets may be invested in unregistered or otherwise restricted securities, which may consist of equity securities of MLP entities and other securities of public and non-public companies, but no more than 20% of its managed assets will be invested in restricted securities issued by non-public companies.

How would you describe the master limited partnership market over the last 12 months?

Using the Alerian MLP Index (the “Index”) as a benchmark for the industry, total return for the 12-month period ended November 30, 2007 was 13.69%. In the first half of the fiscal year, from December 2006 through June 2007, the very positive conditions experienced by the MLP market for the past several years continued. Strong fundamental operating conditions enabled many MLPs to increase distributions to unitholders by a larger than expected amount. Investor demand for units grew and unit prices rose throughout the period.

In July and August concerns related to the broad credit market caused many asset classes to decline in value, and MLP prices moved down, as well. One of the effects of the recent credit market turmoil is that it is more difficult and more expensive to raise capital. Providers of capital are becoming more selective in deploying their capital and often demanding better pricing and terms. MLPs are affected by the change in the credit markets, as they need to raise capital frequently to fund their growth plans.

Although MLPs are continuing to raise capital, the pace has slowed and the cost, as reflected by the decline in MLP unit prices, has increased. The slower pace of capital raising is creating a backlog of deals waiting to get to market. We suspect that as time passes, lower MLP prices will gradually stimulate demand, and the excess supply will be digested by the market.

The pullback occurring in the MLP market to this point is fairly typical of past experience. Over the last decade, there have been four corrections of about 10% to 25% each in the MLP market. They have occurred approximately every 18 to 24 months and have lasted from just over a month to approximately 12 months. So far, we believe this correction looks quite similar to previous examples.

How did the Fund perform in this market environment?

Despite difficulties in the market in recent months, the Fund performed reasonably well during the period covered by this report, but trailed the overall broader MLP market return. It should be noted however that the broader MLP market return does not reflect the impact of taxes. All Fund returns cited –whether based on NAV or market price – assume the reinvestment of all distributions. For the 12-month period ended November 30, 2007, the Fund returned 9.70% on a market price basis and 8.53% on an NAV basis.

Annual Report | November 30, 2007 | 5

FMO | Fiduciary/Claymore MLP Opportunity Fund | Questions & Answers continued

As you may know, the market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value. As of November 30, 2007, the market price of the Fund was $22.66, representing a 1.95% discount to its NAV of $23.11. At the end of the Fund’s last fiscal year, November 30, 2006, the Fund’s NAV was $22.49 versus a market price of $21.87, representing a market price discount of 2.76%. At its inception in December 2004, the Fund’s NAV was $19.10.

When comparing market value and NAV performance, it is important to consider the special tax structure of the Fund. The Fund gained ground on an NAV basis, but the portfolio gains of the Fund were higher. For every dollar earned by the Fund, the NAV tends to rise by a smaller amount. That is because the Fund is a taxable entity, meaning the Fund recognizes a deferred tax liability that accrues as the NAV of its portfolio appreciates. This ensures the Fund’s NAV reflects the after-tax value of the unrealized gains in the Fund’s portfolio. With that said, the Fund retains those additional assets to manage until it sells the underlying securities, subsequently realizes any gains and finally pays taxes on the sold securities.

Please tell us about the Fund’s distributions.

On December 1, 2006, the first day of this fiscal period, the Board of Trustees of the Fund announced that it would increase the quarterly dividend by 4.80% to $0.3275 per share, effective with the January 31, 2007 distribution. The Board of Trustees subsequently authorized three additional dividend increases during this fiscal period: a 1.53% increase to $0.3325 per share for the April 30, 2007, distribution; a 5.26% increase to $0.35 per share for the July 31, 2007, distribution; and a 1.43% increase to $0.355 per share for the October 31, 2007, distribution. The current dividend level of $0.355 per share represents a 13.6% increase from the $0.3125 quarterly dividend level in effect as of November 30, 2006. The current yield is 6.27% based upon the closing market price of $22.66 for the Fund’s shares on November 30, 2007. Additionally, subsequent to the fiscal year end, on January 2, 2008, the Board of Trustees further increased the quarterly dividend to $0.36 per share, representing a 1.41% increase.

These dividend increases were the result of a modification to the Fund’s distribution policy announced in December 2006. We believe the revised policy better aligns it with the Fund’s investment objective. The revised policy is consistent with our belief that distributions from a taxable closed-end fund such as this one should reflect the expected long-term after-tax total return potential of the portfolio. Some of the investments under consideration have lower current yields than other possible investments, but we believe they have better prospects for total long-term return. The revised policy enables the Fund to generate distributions from both net investment income and capital appreciation of portfolio securities. This flexibility aligns well with our investment philosophy of managing the portfolio with total return in mind. The new policy gives us the flexibility to purchase for the Fund the securities we consider best overall, even if the net investment income they generate does not fully fund a distribution in a given quarter.

How is the Fund positioned in terms of sectors?

Within the MLP category, the two largest sectors by far are midstream gas and oil, which represent approximately 85% of the Index. As in prior periods, we kept the Fund invested across the MLP market but maintained most of its exposure in these two large sectors. As of November 30, 2007, midstream gas represented 41.9% of the portfolio, and midstream oil represented 36.5%, so together these two large sectors represented 78.4% of the portfolio, somewhat less than the Index. Other sectors represented and their percentages of long-term investments as of November 30 are oil and gas production (8.0%), coal (7.1%), propane (5.1%) and marine transportation (1.4%).

What were the most significant factors affecting the Fund’s performance?

Within the MLP universe, the coal, oil and gas production and propane groups performed best. Performance of marine transportation was poor, and the two large midstream categories were in the middle. This portfolio is slightly overweight relative to the Index in midstream gas and underweight in midstream oil; in combination it is underweight in these two large categories.

The two largest MLPs in the portfolio in terms of total market capitalization, Kinder Morgan Energy Partners, L.P. (6.8% of long-term investments) and Enterprise Products Partners, L.P. (2.5% of long-term investments) made significant contributions to absolute performance. These large MLP entities have tended to perform well when investors become uncomfortable with risk and there is a flight to quality. Kinder Morgan and Enterprise Products together represent approximately 28% of the value of the Index. By policy, we do not invest more than 15% of the Fund’s assets in any one entity and we typically limit holdings at the time of acquisition to 10% of portfolio value. This means that when these large partnerships perform well, it may be detrimental to the Fund’s performance relative to the Index.

6 | Annual Report | November 30, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund | Questions & Answers continued

The Fund is generally focused on owning an appropriate balance of the largest and smallest MLPs. It is our opinion that the largest MLPs will provide greater than average stability to the portfolio while the smallest MLPs are best positioned to provide higher than average growth. The smallest and largest MLPs did outperform the MLP market as a whole this year, and that contributed to the Fund’s performance.

Regardless of capitalization we tend to prefer MLPs with above average growth potential. This year the MLPs with the highest expected growth performed well, although the value added to the Fund was not as great as in the previous years.

In summary, our decisions with regard to sector, capitalization and growth orientation all contributed to performance. However, some of our selection of individual investments detracted.

Clearwater Natural Resources L.P. (1.7% of long-term investments), a central Appalachian coal producer, detracted from performance. We worked throughout this year with some other large investors in this privately owned partnership to effect changes in management and operations. Since this MLP is privately owned, the price at which it is carried is determined by a pricing committee for the Fund, based upon procedures approved by the Fund’s Board of Trustees. These procedures take into consideration, among other items, Fiduciary Asset Management’s private company valuation model plus consideration of conditions in the public market for similar companies. We reduced the price of Clearwater three times, in November 2006, April 2007 and in October 2007.

Crosstex Energy, L.P. (4.8% of long-term investments) and Energy Transfer Partners, L.P. (12.2% of long-term investments) are two MLPs that were previously strong performers but have dropped more than the market in the recent correction. We regard these as very good MLPs for investors with long-term horizons such as the Fund.

Two growth-oriented holdings that performed quite well over the last year were Copano Energy, LLC (9.7% of long-term investments) and DCP Midstream Partners, L.P. (3.8% of long-term investments). These companies benefited from strength in the midstream gas sector over the last year and also made some successful acquisitions. Also positive was a position in Natural Resource Partners, LP (0.8% of long-term investments), a coal MLP that added a new aggregates business line.

Was the Fund’s leverage beneficial during this period?

The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unleveraged portfolio. Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. Leverage enhances our ability to invest in a total return stream, rather than focusing strictly on income.

For the 12 months ended November 30, 2007, the Fund was consistently leveraged at between 25% and 30% of managed assets. At the end of the Fund’s fiscal year, leverage was 28.3%. The Fund’s use of leverage added modestly to performance during this period.

In recent months, as the general level of interest rates has fallen, our cost of leverage has not dropped as much as we would have anticipated. The cost of the Fund’s short-term borrowing has remained elevated as investors have demanded a premium for assuming any level of credit risk.

What is your current outlook for the MLP market?

Despite the recent weakness in the market, the longer-term fundamental objective of owning MLPs remains intact. We believe that MLPs offer a combination of current yield and growth potential that provides greater stability, higher income and better long-term potential than other income-oriented investments such as bonds, utility stocks or real estate investment trusts. MLPs also have a reasonable level of growth potential and tax deferral features. We believe that the correlation to other asset classes will remain low over the next few years as the credit markets settle into more normalized patterns and the acquisition market re-accelerates. In addition to the longer-term fundamental objective, we believe that current MLP valuations are attractive, and we continue to buy opportunistically. As we seek new investments, we remain focused on smaller, faster growing MLPs that have reasonably strong balance sheets.

Annual Report | November 30, 2007 | 7

FMO | Fiduciary/Claymore MLP Opportunity Fund | Questions & Answers continued

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio manager and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

There are certain tax risks associated with an investment in MLP units. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.

The classification of an MLP as a corporation for U.S. federal income taxation purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the common shares.

The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLP entities. The amount and tax characterization of cash available for distribution by an MLP entity depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLP entities will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP entity has available for distribution in a given period.

Because of the Fund’s concentration in MLPs, the Fund is not eligible to be treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. Instead, the Fund will be treated as a regular corporation for US federal income tax purposes and as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs, a significant portion of the Fund’s income will be tax-deferred, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred income. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions is essentially treated as tax-deferred return of capital. However, any such deferred tax will be reflected in the Fund’s adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund on the sale of any such equity securities. In addition, the Fund will incur a current income tax liability on the portion of a distribution from the MLP that is not offset by the MLP’s tax deductions. The percentage of an MLP’s distributions that is offset by the MLP’s tax deductions will fluctuate over time.

The Fund intends to pay substantially all of its net investment income to Common Shareholders through quarterly distributions. Net investment income of the Fund will consist of cash and paid-in-kind distributions from MLP entities, dividends from common stocks, interest from debt securities, gains from option writing and income from other investments of the Fund; less operating expenses, taxes on the Fund's taxable income and realized gains and the costs of any Financial Leverage utilized by the Fund. The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the Fund's distributions to Common Shareholders will consist of tax-deferred return of capital.

The Fund’s potential issuance of preferred shares and use of other forms of leverage creates special risks that may adversely affect the return for the holders of common shares, including: greater volatility of the net asset value and market price of the Fund’s common shares; fluctuations in the dividend rates on any preferred shares or interest rates on other forms of leverage; and the possibility that the increased costs associated with leverage, which would be borne entirely by holders of the Fund’s common shares, may reduce the Fund’s total return. Leverage is a speculative investment technique, and there can be no assurance that the Fund’s potential leverage strategy will be successful. Because the fees received by Claymore Advisors, LLC (the “Investment Adviser”) and Fiduciary Asset Management, LLC (the “Sub-Adviser”) are based on the managed assets of the Fund (including the proceeds of any leverage), the aforementioned firms have a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between them and the common shareholders.

8 | Annual Report | November 30, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund

Fund Summary | As of November 30, 2007

Fund Statistics

Share Price	$22.66
Common Share Net Asset Value	$23.11
Premium/(Discount) to NAV	-1.95%
Net Assets ($000)	$418,438

Total Returns

(Inception 12/28/04)	Market	NAV
One Year	9.70%	8.53%
Since Inception (annualized)	10.53%	12.74%

Top Sectors

% of Long-Term Investments
Midstream Gas Infrastructure	41.9%
Midstream Oil Infrastructure	36.5%
Oil and Gas Production	8.0%
Coal	7.1%
Propane	5.1%
Marine Transportation	1.4%

Top Ten Issuers

% of Long-Term Investments
Energy Transfer Partners	12.2%
Magellan Midstream Partners	10.6%
Copano Energy	9.7%
Plains All American Pipeline	9.0%
Kinder Morgan	6.8%
Inergy	5.1%
Crosstex Energy	4.8%
Alliance	4.6%
Holly Energy Partners	4.0%
Enbridge Energy	3.9%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.fiduciaryclaymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Annual Report | November 30, 2007 | 9

FMO | Fiduciary/Claymore MLP Opportunity Fund

Portfolio of Investments | November 30, 2007

Number of Shares		Value
	Master Limited Partnerships and MLP Affiliates – 163.2%
	Coal - 11.5%
869,600	Alliance Holdings GP, L.P.	$19,566,000
310,800	Alliance Resource Partners, L.P.	11,822,832
1,145,621	Clearwater Natural Resources, L.P. (Acquired 08/01/05 and 10/02/06, Cost $22,912,423) (a) (b) (c)	11,456,210
170,600	Natural Resource Partners, L.P.	5,489,908

		48,334,950

	Marine Transportation – 2.3%
67,230	Capital Product Partners, L.P. (Greece)	1,661,926
36,000	Teekay LNG Partners, L.P. (Marshall Island)	1,067,400
15,603	Teekay Offshore Partners, L.P. (Marshall Island)	401,777
511,251	U.S. Shipping Partners, L.P.	6,365,075

		9,496,178

	Midstream Gas Infrastructure – 68.3%
129,300	Atlas Pipeline Partners, L.P.	5,805,570
1,692,804	Copano Energy, L.L.C.	66,019,356
407,167	Crosstex Energy, L.P.	13,652,310
249,470	Crosstex Energy, L.P., Senior Subordinated Series C Units (Acquired 06/29/06, Cost $7,000,128) (a) (b) (c)	8,191,485
387,534	Crosstex Energy, L.P., Senior Subordinated Series D Units (Acquired 03/23/07, Cost $10,050,005) (a) (b) (c)	10,733,030
635,480	DCP Midstream Partners, L.P.	25,883,100
515,300	El Paso Pipeline Partners L.P. (c)	12,006,490
1,620,580	Energy Transfer Partners, L.P.	83,459,870
544,280	Enterprise Products Partners L.P.	17,014,193
255,700	Hiland Partners, L.P.	12,145,750
226,194	Markwest Energy Partners, L.P.	7,412,377
206,918	Targa Resources Partners L.P.	5,897,163
426,400	Williams Partners, L.P.	17,537,832

		285,758,526

	Midstream Oil Infrastructure – 59.6%
16,522	Enbridge Energy Management, L.L.C. (d)	855,179
507,545	Enbridge Energy Partners, L.P.	25,981,229
250,000	Global Partners, L.P.	6,867,500
624,150	Holly Energy Partners, L.P. (e)	27,150,525
467,450	Kinder Morgan Energy Partners, L.P.	23,648,296
460,628	Kinder Morgan Management, L.L.C. (d)	23,054,431
1,661,086	Magellan Midstream Partners, L.P.	72,722,345
266,600	NuStar GP Holdings, L.L.C.	7,582,104
1,176,651	Plains All American Pipeline, L.P.	61,527,081

		249,388,690

	Oil and Gas Production – 13.1%
571,150	Abraxas Petroleum Corp. (c)	1,941,910
525,211	Abraxas Energy Partners, L.P. (Acquired 05/25/07, Cost $8,473,229) (a) (b)	8,750,015
778,888	BreitBurn Energy Partners L.P. (Acquired 11/01/07, Cost $21,029,976) (a) (b)	21,419,123
302,595	EV Energy Partner, L.P. (Acquired 06/01/07, Cost $10,288,230) (a) (b)	10,080,410
274,480	Linn Energy L.L.C. (Acquired 02/01/07, Cost $7,000,018) (a) (b)	6,947,110
223,985	Linn Energy L.L.C., Common Units (Acquired 08/31/07, Cost $6,999,971) (a) (b)	5,580,611

		54,719,179

	Propane – 8.4%
522,900	Inergy Holdings, L.P.	23,086,035
369,800	Inergy, L.P.	11,944,540

		35,030,575

	Total Master Limited Partnerships and MLP Affiliates
	(Cost $459,143,481)	682,728,098

	Incentive Distribution Rights – 0.0%
43	Clearwater Natural Resources, L.P. (Acquired 08/01/05, Cost $0) (a) (b) (c)	—

	Warrants – 0.0%
114,230	Abraxas Petroleum Corp. (Acquired 5/25/07, Cost $0) (a) (b) (c)	211,428

Principal Value		Value
	Short Term Investments – 1.0%
	U.S. Government and Agency Securities – 1.0%
$4,100,000	Federal Home Loan Bank Discount Note, yielding 3.70%, maturing 12/03/07
	(Amortized cost $4,099,157)	4,100,000

	Total Investments - 164.2%
	(Cost $463,242,638)	687,039,526
	Borrowings Outstanding - (41.8% of Net Assets or 25.5% of Total Investments)	(175,000,000)
	Liabilities in Excess of Other Assets - (22.4%)	(93,601,255)

	Net Assets – 100.0%	$418,438,271

L.L.C. – Limited Liability Company

L.P. – Limited Partnership

MLP – Master Limited Partnership

(a)	Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, restricted securities aggregate market value amounted to $83,369,422 or 19.9% of net assets.

(b)	Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $83,369,422 which represents 19.9% of net assets.
(c)	Non-income producing security.

(d)	While non-income producing, security makes regular in-kind distributions.

(e)	Affiliated company. See Note 5 in the Notes to Financial Statements.

See notes to financial statements.

10 | Annual Report | November 30, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of Assets and Liabilities | November 30, 2007

Assets
Unaffiliated investments in securities, at value (cost $442,134,739)	$659,889,001
Affiliated investments in securities, at value (cost $21,107,899)	27,150,525

Total investments in securities, at value (cost $463,242,638)	687,039,526
Cash	384,217
Other assets	325,095

Total assets	687,748,838

Liabilities
Borrowings	175,000,000
Deferred tax liability	92,095,845
Current tax liability	549,900
Interest due on borrowings	959,663
Advisory fee payable	487,467
Administration fee payable	10,599
Accrued expenses and other liabilities	207,093

Total liabilities	269,310,567

Net Assets	$418,438,271

Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 18,105,218 shares issued and outstanding	$181,052
Additional paid-in capital	280,892,967
Net unrealized appreciation on investments, net of deferred tax	133,453,505
Accumulated net realized gain on investments, net of deferred tax	17,481,550
Accumulated net investment loss, net of deferred tax	(13,570,803)

Net Assets	$418,438,271

Net Asset Value
(based on 18,105,218 common shares outstanding)	$23.11

See notes to financial statements.

Annual Report | November 30, 2007 | 11

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of Operations | For the year ended November 30, 2007

Investment Income
Distributions from unaffiliated master limited partnerships (net of return of capital distributions received of $29,226,278)	$3,948,177
Distributions from affiliated master limited partnerships (net of return of capital distributions received of $1,813,903)	–
Interest	450,404

Total income	$4,398,581

Expenses
Advisory fee	6,033,959
Professional fees	203,738
Trustees’ fees and expenses	141,174
Administration fee	130,509
Fund accounting	121,894
Commercial paper issuance costs	119,132
Custodian fee	118,717
Printing expense	112,735
Transfer agent fee	52,471
Insurance	32,136
NYSE listing fee	21,225
Miscellaneous	40,918
Interest expense on borrowings	9,398,616

Total expenses	16,527,224

Net investment loss before taxes	(12,128,643)

Deferred tax benefit	5,232,886
Current tax expense	(274,000)

Net investment loss	(7,169,757)

Realized and Unrealized Gain on Investments
Net realized gain/(loss) on unaffiliated investments before taxes	14,998,188
Net realized gain/(loss) on affiliated investments before taxes	378,426
Deferred tax expense	(6,010,944)
Current tax expense	(275,900)

Net realized gain on investments	9,089,770

Net change in unrealized appreciation on investments before taxes	57,568,172
Deferred tax expense	(23,537,180)

Net unrealized appreciation on investments	34,030,992

Net realized and unrealized gain on investments	43,120,762

Net Increase in Net Assets Resulting from Operations	$35,951,005

See notes to financial statements.

12 | Annual Report | November 30, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended November 30, 2007	For the Year Ended November 30, 2006
Increase in Net Assets from Operations
Net investment loss	$(7,169,757)	$(3,603,892)
Net realized gain on investments	9,089,770	5,148,212
Net change in unrealized appreciation on investments	34,030,922	69,893,460

Net increase in net assets resulting from operations	35,951,005	71,437,780

Distributions to Common Shareholders from
Return of capital	(24,701,113)	(22,583,776)

Capital Share Transactions
Reinvestment of dividends	893,428	–

Net increase from capital share transactions	893,428	–

Total increase in net assets	12,143,320	48,854,004
Net Assets
Beginning of period	406,294,951	357,440,947

End of period (including accumulated net investment loss of $13,570,803 and $6,401,046, respectively, net of deferred tax)	$418,438,271	$406,294,951

See notes to financial statements.

Annual Report | November 30, 2007 | 13

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of Cash Flows | For the year ended November 30, 2007

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$35,951,005

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used in Operating and Investing Activities:
Net change in unrealized appreciation on investments	(57,568,172)
Net accretion of bond discount and amortization of bond premium before taxes	(419,374)
Net realized gain on investments before taxes	(15,376,614)
Purchases of long-term investments	(116,004,842)
Proceeds from sale of long-term investments	76,859,817
Net proceeds of short-term investments	13,220,217
Decrease in receivable for investments sold	4,944,902
Decrease in other assets	116,227
Increase in deferred tax liability	24,618,373
Increase in current tax liability	549,900
Increase in interest due on borrowings	252,225
Increase in advisory fee payable	35,887
Decrease in payable for investments purchased	(186,745)
Increase in administration fee payable	538
Decrease in accrued expenses and other liabilities	(40,969)
Return of capital distributions received	31,040,181
Adjustment to prior year estimated return of capital distributions received	1,049,650

Net Cash Used in Operating Activities	$(957,794)

Cash Flows From Financing Activities:
Return of capital distributions	(23,807,685)
Increase in borrowings	25,000,000

Net Cash Provided by Financing Activities	1,192,315

Net increase in cash	234,521
Cash at Beginning of Period	149,696

Cash at End of Period	$384,217

Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$9,146,391

Supplemental Disclosure of Cash Flow Information: In kind stock dividends received during the period	$1,912,605

Supplemental Disclosure of Cash Flow Information: Taxes paid during the period	$–

See notes to financial statements.

14 | Annual Report | November 30, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund

Financial Highlights |

Per share operating performance for a share outstanding throughout the period	For the Year Ended November 30, 2007	For the Year Ended November 30, 2006	For the Period December 28, 2004* through November 30, 2005
Net asset value, beginning of period	$22.49	$19.78	$19.10 (b)

Income from investment operations
Net investment loss(a)	(0.67)	(0.33)	(0.26)
Net realized and unrealized gain on investments	2.66	4.29	1.92

Total from investment operations	1.99	3.96	1.66

Common shares’ offering expenses charged to paid-in capital	—	—	(0.04)

Distributions to Common Shareholders
Return of capital	(1.37)	(1.25)	(0.94)

Net asset value, end of period	$23.11	$22.49	$19.78

Market value, end of period	$22.66	$21.87	$17.99

Total investment return(c)
Net asset value	8.53%	20.70%	8.38%
Market value	9.70%	29.68%	-5.81%
Ratios and supplemental data
Net assets, end of period (thousands)	$418,438	$406,295	$357,441
Ratios to Average Net Assets applicable to Common Shares:(d)
Total expenses, excluding interest expense and deferred tax expense	1.62%	1.69%	1.48%
Total expenses, including interest expense and deferred tax expense	9.40%	16.89%	8.41%
Interest expense	2.13%	2.17%	1.02%
Current and deferred tax expense	5.65%	13.03%	5.91%
Net investment loss, including interest expense and deferred tax expense	(8.40)%	(14.66)%	(7.30)%
Net investment income (loss), excluding interest expense and deferred tax expense	(0.62)%	0.55%	(0.37)%
Ratios to Average Managed Assets:(d)(e)
Total expenses, excluding interest expense and deferred tax expense	1.18%	1.20%	1.19%
Total expenses, including interest expense and deferred tax expense	6.86%	12.03%	6.77%
Interest expense	1.56%	1.55%	0.82%
Current and deferred tax expense	4.12%	9.28%	4.76%
Net investment loss, including interest expense and deferred tax expense	(6.13)%	(10.44)%	(5.88)%
Net investment income (loss), excluding interest expense and deferred tax expense	(0.45)%	0.39%	(0.30)%
Portfolio Turnover Rate	11%	21%	41%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$175,000	$150,000	$150,000
Asset coverage per $1,000 of indebtedness(f)	$3,391	$3,709	$3,383

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)	Before deduction of offering expenses charged to capital.

(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Managed assets are equal to net assets plus outstanding leverage.

(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

Annual Report | November 30, 2007 | 15

FMO | Fiduciary/Claymore MLP Opportunity Fund

Notes to Financial Statements | November 30, 2007

Note 1 – Organization:

Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund) a significant portion of the Fund’s income will be tax-deferred returns of capital, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred income. There can be no assurance that the Fund will achieve its investment objective.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a)	Valuation of Investments

Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter (“OTC”) market on which they are traded. Readily marketable securities traded on an exchange or OTC for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, including restricted securities, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. These procedures consider factors such as discounts to publicly traded securities and/or securities with similar yields, quality, type of issue and duration. Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

(b)	Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

For the period ended November 30, 2007, the Fund estimated approximately 11% of its distributions from MLPs as investment income and approximately 89% as return of capital, which is reflected in the Statement of Operations.

Subsequent to November 30, 2006, the Fund reclassified the amount of investment income and return of capital it recognized based on the 2006 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $1.0 million ($0.6 million net of deferred tax benefit), a decrease in pre-tax realized gain of approximately $0.1 million ($0.1 million net of deferred tax expense) and a corresponding increase in unrealized appreciation of investments of approximately $1.1 million ($0.7 million net of deferred tax expense). The reclassification is reflected in the period ended November 30, 2007.

(c)	Distributions to Shareholders

The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with U.S. generally accepted accounting principles which may differ from their ultimate characterization for federal income tax purposes. The Fund anticipates that a significant portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by MLPs. The Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in January 2008.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will furnish offices, necessary facilities and equipment, oversee the activities of Fiduciary Asset Management, LLC (the “Sub-Adviser”), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets (net assets plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily Managed Assets.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $ 200,000,000	0.0275%
Next $ 300,000,000	0.0200%
Next $ 500,000,000	0.0150%
Over $ 1,000,000,000	0.0100%

The Bank of New York (“BNY”) acts as the Fund’s custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

16 | Annual Report | November 30, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund | Notes to Financial Statements continued

Note 4 – Federal Income Taxes:

The Fund will be treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund will be subject to various state income taxes by reason of its investments in MLPs. The Fund may be subject to a 20% alternative minimum tax to the extent that it exceeds the Fund’s regular income tax liability. The amount to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on Common Shares.

Information on the tax components of investments as of November 30, 2007 is as follows:

Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation on investments
$ 430,453,395	$266,772,629	$(10,186,498)	$256,586,131

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. The Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of its investments. For purposes of estimating deferred tax liability for financial statement reporting and determining its net asset value, the Fund will be required to rely, to some extent, on information provided by MLPs in which it invests. Such information may not be received in a timely manner. Accordingly, the Fund will, from time to time, modify its estimates or assumptions regarding its deferred tax liability as new information becomes available. Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes. The Fund’s income tax provision consists of the following:

Current taxes	$549,900
Deferred federal income taxes	19,020,979
Deferred state income taxes	5,294,259

Total current and deferred tax expense	$24,865,138

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:

		Rate
Application of statutory income tax rate	$21,285,650	35.00%
State income taxes	3,305,488	5.44%
Foreign Income Taxes	274,000	0.45%

Total	$24,865,138	40.89%

Components of the Fund’s deferred tax liability as of November 30, 2007 are as follows:

Deferred tax assets:
Net operating loss carryforward	$12,049,698
Valuation allowance	(2,340,764)

Deferred tax asset	9,708,934

Deferred tax liabilities:
Unrealized gain on investments	$101,804,779

Gross deferred tax liability	101,804,779

Net deferred tax liability	$92,095,845

At November 30, 2007 and 2006, the Fund recorded a valuation allowance against its deferred tax assets in the amount of $1,665,241 and $675,523, respectively. This allowance occurred because it is unlikely that the Fund will be able to use net operating losses sourced to states (other than Illinois) because it is not projected that the Fund will have future taxable income sourced to these states.

At November 30, 2007 and 2006, the Fund had a net operating loss for federal income tax purposes of $10,534,959 and $16,422,389, respectively. This net operating loss may be carried forward for 20 years, and would expire November 30, 2027 and 2026, respectively.

Note 5 – Affilated Companies:

During the period, the Fund owned shares of the following affiliated companies. Affiliated companies are defined by the 1940 Act, as amended, as those companies in which a Fund holds 5% or more of the outstanding voting securities.

Name	Shares	Dividend Income	Return of Capital Distributions Received	Market Value 11/30/07	Cost
Holly Energy Partners, L.P.	624,150	—	$1,813,903	$27,150,525	$21,107,899

Affiliate transactions during the year ended November 30, 2007 were as follows:

Name	Shares 11/30/06	Gross Additions	Gross Reductions	Shares 11/30/07	Realized Gain/ (Loss)	Return of Capital Distributions Received
Holly Energy Partners, L.P.	659,450	—	(35,300)	624,150	$378,426	$73,071

Note 6 – Investments in Securities:

For the period ended November 30, 2007, purchases and sales of investments, excluding short-term securities, were $116,004,842 and $76,859,817, respectively.

Note 7 – Borrowings:

On July 15, 2005, the Fund entered into a commercial paper conduit funding agreement with a line of credit of $150,000,000. The Fund incurred an issuance cost of $500,000 associated with the $150,000,000 commercial paper conduit. This cost is being amortized to expense over a period of five years. A $25,000,000 addition to the line of credit was secured by the Fund and issued on May 24, 2007. Interest on the amount borrowed is based on the prevailing commercial paper rate plus 0.35%. An unused commitment fee of 0.15% is charged on the difference between the credit line of $175,000,000 and the amount borrowed. The commercial paper rate is reset periodically. At November 30, 2007 there was $175,000,000 outstanding in connection with the Fund’s commercial paper conduit. The average daily amount of borrowings during the period ended November 30, 2007 was $163,082,192 with a related weighted average interest rate of 5.66%, inclusive of the 0.35% program fee. The maximum amount outstanding during the period ended November 30, 2007, was $175,000,000.

Annual Report | November 30, 2007 | 17

FMO | Fiduciary/Claymore MLP Opportunity Fund

Note 8 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 18,105,218 issued and outstanding.

Transactions in common shares were as follows:

	Year Ended November 30, 2007	Year Ended November 30, 2006
Beginning shares	18,067,021	18,067,021
Shares issued through dividend reinvestment	38,197	—

Ending shares	18,105,218	18,067,021

Note 9 – Concentration of Risk:

Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments.

Note 10 – Restricted Securities:

The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with procedures established by the Fund’s Board of Trustees. As of November 30, 2007, the Fund held the following restricted securities:

Security	Date of Acquisition	Shares	Current Cost	Fair Market Value	Value Per Share at Acquisition Date (unrestricted)***	11/30/07 Price
Abraxas Energy Partners, L.P.	5/25/07	525,211	$8,473,229	$8,750,015	$16.66	$16.66
Abraxas Petroleum Corp.*	5/25/07	114,230	—	$211,428	—	$1.85
BreitBurn Energy Partners L.P.	11/1/07	778,888	$21,029,976	$21,419,123	$27.00	$27.50
Clearwater Natural Resources, L.P.**	8/1/05	43	—	—	—	—
Clearwater Natural Resources, L.P.	8/1/05	892,857	$17,857,143	$8,928,570	—	$10.00
Clearwater Natural Resources, L.P.	10/02/06	252,764	$5,055,280	$2,527,640	—	$10.00
Crosstex Energy, L.P., Series C	6/29/06	249,470	$7,000,128	$8,191,485	$37.50	$32.84
Crosstex Energy, L.P., Series D	3/23/07	387,534	$10,050,005	$10,733,030	$34.65	$27.70
EV Energy Partner, L.P.	6/1/07	302,595	$10,288,230	$10,080,410	$35.88	$33.31
Linn Energy L.L.C.	2/1/07	274,480	$7,000,018	$6,947,110	$33.29	$25.31
Linn Energy L.L.C., Common Units	8/31/07	223,985	$6,999,971	$5,580,611	$34.68	$24.92

Total			$93,753,980	$83,369,422

*	Warrants.

**	Incentive Distribution Rights.

***	Valuation of unrestricted common stock on the acquisition date of the restricted securities.

Note 11 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 12 – Subsequent Event:

Subsequent to November 30, 2007, the Fund declared a quarterly dividend of $0.36 per share. This dividend is payable on January 31, 2008 to shareholders of record on January 15, 2008.

Note 13 – Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the fund NAV calculation as late as the fund’s last NAV calculation on the first semi-annual financial statement reporting period. As a result the Fund will incorporate FIN 48 in their semi-annual report on May 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In September, 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Valuation Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of November 30, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

18 | SemiAnnual Report | November 30, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of

Fiduciary/Claymore MLP Opportunity Fund

We have audited the accompanying statement of assets and liabilities of Fiduciary/Claymore MLP Opportunity Fund (the “Fund”), including the portfolio of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the two years in the period then ended and for the period from December 28, 2004 (commencement of investment operations) through November 30, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fiduciary/Claymore MLP Opportunity Fund at November 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, the cash flows for the year then ended, and the financial highlights for each of the two years in the period then ended and for the period from December 28, 2004 (commencement of investment operations) through November 30, 2005, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 23, 2008

Annual Report | November 30, 2007 | 19

FMO | Fiduciary/Claymore MLP Opportunity Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

In January 2008, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2007.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on July 18, 2007, with an Adjourned Meeting on October 15, 2007. Common shareholders voted on authorizing the Fund to sell Common Shares at a net price less than the Fund’s then-current net asset value per Common Share, subject to certain conditions; approving a new sub-advisory agreement among the Fund, Claymore Advisors, LLC and Fiduciary Asset Management, LLC; and the election of Trustees.

With regard to the authorization for the Fund to sell Common Shares at a net price less than below net asset value:

# of Accounts In Favor	# of Accounts Against	# of Accounts Abstain
10,773	1,905	699

With regard to the approval of a new sub-advisory agreement:

# of Shares In Favor	# of Shares Against	# of Shares Abstain	# of Shares Broker Non-Votes
7,843,205	371,574	290,272	2,919,122

With regard to the election of the following Class II Trustees by common shareholders of the Fund:

	# of Shares In Favor	# of Shares Withheld
Joseph E. Gallagher, Jr.	11,130,224	293,949
Howard H. Kaplan	11,131,041	293,132
Ronald A. Nyberg	11,127,798	296,375

The other Trustees of the Fund whose terms did not expire in 2007 are Randall C. Barnes, Nicholas Dalmaso, Robert B. Karn III, John M. Roeder and Ronald E. Toupin, Jr.

Trustees

The Trustees of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Randall C. Barnes Year of birth: 1951 Trustee	Since 2004	Investor (2001-present). Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	47	None.

Howard H. Kaplan Year of birth: 1969 Trustee	Since 2004	Partner of Stinson Morrison Hecker LLP, a law firm providing legal advice in business law and litigation.	2	None.

Robert B. Karn III Year of birth: 1942 Trustee	Since 2004	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP.	2	Director of Peabody Energy Company, GP Natural Resource Partners LLC and Kennedy Capital Management, Inc.

Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	50	None.

John M. Roeder Year of birth: 1943 Trustee	Since 2005	Financial consultant (1999-present).Formerly, Director in Residence at The Institute for Excellence in Corporate Governance of the University of Texas at Dallas School of Management. Office Managing Partner, Arthur Andersen, LLP.	2	Director, LMI Aerospace.

Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2004	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	47	None.

20 | Annual Report | November 30, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund | Supplemental Information (unaudited) continued

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees:

Nicholas Dalmaso† Year of birth: 1965 Trustee and Chief Legal and Executive Officer	Since 2004	Senior Managing Director and Chief Administrative Officer of Claymore Advisors, LLC and Claymore Securities, Inc (2007-present). Formerly, Senior Managing Director and General Counsel of Claymore Group, Inc., Claymore Advisors, LLC and Claymore Securities, Inc. (2001- 2007). Assistant General Counsel, John Nuveen and Company, Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	50	None

Joseph E. Gallagher, Jr.†† 8112 Maryland Avenue Suite 400 St. Louis, MO 63105 Year of birth: 1957 Trustee	Since 2004	Executive Managing Director and Chief Operating Officer of Fiduciary Asset Management, LLC (1994-present). Member of the St. Louis Chapter of the National Association for Business Economics.	2	None

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-Messrs. Roeder, Toupin and Karn, as Class III trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

-Messrs. Barnes and Dalmaso, as Class I trustees, are expected to stand for re-election at the Fund’s 2009 annual meeting of shareholders.

-Messrs. Gallagher, Kaplan and Nyberg, as Class II trustees, are expected to stand for re-election at the Fund’s 2010 annual meeting of shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

††	Mr. Gallagher is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Fiduciary Asset Management, LLC, the Fund’s Sub-Adviser.

Officers

The Officers of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of birth: 1964 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2004	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Previously, Chief Financial Officer of Claymore Group Inc. (2005-2006). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc., (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President – Fund Compliance Officer of Claymore Advisors, LLC (Feb. 2006-present). Previously, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1993-2003).

Mark E. Mathiasen Year of Birth: 1978 Secretary	Since 2007	Assistant Vice President, Attorney of Claymore Advisors, LLC (2007 to present). Secretary of certain funds in the Fund Complex. Previously, Law Clerk for the Idaho State Courts (2003-2007).

Matthew J. Patterson Year of Birth: 1971 Assistant Secretary	Since 2006	Vice President, Assistant General Counsel of Claymore Advisors, LLC. (2006 to present). Secretary of certain funds in the Fund Complex. Previously, Chief Compliance Officer and Clerk, The Preferred Group of Mutual Funds (2005-2006). Chief Compliance Officer and Secretary, Caterpillar Investment Management Ltd. (2005-2006); Securities Counsel, Caterpillar Inc. (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2004).

James Howley Year of Birth: 1972 Assistant Treasurer	Since 2004	Vice President, Fund Administration of Claymore Advisors, LLC. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments.

Melissa J. Nguyen Year of Birth: 1978 Assistant Secretary	Since 2006	Vice President, Assistant General Counsel of Claymore Advisors, LLC. (2005 to present). Secretary of certain funds in the Fund Complex. Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report | November 30, 2007 | 21

FMO | Fiduciary/Claymore MLP Opportunity Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, Attention: Stock Transfer Department, 101 Barclay 11E, New York, NY 10286, Phone Number: (866) 488-3559.

22 | Annual Report | November 30, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund

Board Considerations Regarding Investment Advisory Agreement and Investment Management Agreement Contract Re-approval | (unaudited)

On October 15, 2007, the Board of Trustees (the “Board”) of the Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) including the Independent Trustees (those trustees who are not interested persons as defined by the Investment Company Act of 1940, as amended), on the recommendation of the Nominating and Governance Committee (referred to as the “Committee” and consisting solely of those trustees who are not interested persons as defined by the Investment Company Act of 1940) of the Board of the Fund, renewed: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Claymore Advisors, LLC (“Adviser”) and (2) the investment management agreement (“Investment Management Agreement”) among the Adviser, the Fund and Fiduciary Asset Management, LLC (“Sub-Adviser”). (The Investment Advisory Agreement and the Investment Management Agreement are together referred to as the “Advisory Agreements.”) As part of its review process, the Committee was represented by independent legal counsel. The Board and Committee reviewed materials received from the Adviser, the Sub-Adviser and independent legal counsel. The Committee members also met with the Chief Executive Officer of the Adviser for a discussion of the Adviser’s strategic business plans. The Board had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for their review, the Committee members communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information. The Adviser and the Sub-Adviser provided extensive information in response to the request. Among other information, the Adviser and Sub-Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser and information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Sub-Adviser and the compliance policies and procedures adopted by each of the Adviser and the Sub-Adviser.

Based upon its review, the Board and the Committee concluded that it was in the best interest of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement

With respect to the nature, extent and quality of services provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Board considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board also considered the Adviser’s collaboration with the Sub-Adviser on the Fund’s use of leverage and the secondary market support services provided by the Adviser to the Fund. The Board considered the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight and monitoring of the Sub-Adviser’s portfolio management. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site diligence visits and regular monitoring of compliance with policies and procedures and with the Fund’s investment parameters as described in its prospectus and statement of additional information. After considering these factors, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

The Board considered the Fund’s investment performance by reviewing the Fund’s total return on both a net asset value and market price basis for the three month, six month, one year and since inception (December 23, 2004) periods ended August 31, 2007 and compared it to comparable performance of a peer group of closed-end funds that invest at least eighty percent (80%) of their assets in energy-related equity securities (“peer group of funds”) for the same time periods. The Board noted that the Fund’s investment results were consistent with the Fund’s investment objective and met expectations. The Board also considered the Fund’s use of leverage and the impact of the leverage on the Fund’s performance. The Board also considered that the Adviser does not directly control investment performance but had delegated such duties to the Sub-Adviser. The Board concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance and efforts to seek the Fund’s investment objective, and that the Adviser’s performance was satisfactory.

The Board compared the Fund’s advisory fee (which includes the subadvisory fee paid to the Sub-Adviser) and expense ratio to the peer group of funds and to the advisory fee that the Adviser charges to other closed-end funds for which it serves as adviser. The Board also reviewed the mean and median advisory fees and expense ratios of the peer group of funds. The Board concluded that the Fund’s advisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated direct and indirect costs the Adviser incurred in providing advisory services to the Fund, including paying the subadvisory fee to the Sub-Adviser, and concluded that the profitability was not unreasonable.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that, by design, closed-end funds’ assets remain relatively fixed and therefore economies of scale in such funds are typically not obtained through growth in assets. Because of the nature of closed-end funds, the Board does not expect the Fund to grow significantly in the next twelve months. It was also noted that the advisory fee was structured based upon the anticipated size of the Fund when the fee was originally proposed. The Board also considered the Adviser’s statement that, although it has greater assets under management as a result of offering new products, it also has increased staff and upgraded systems and as a result, it anticipates neither economies of scale nor increased cost of services to the Fund. Therefore, the Board concluded that the Fund is unlikely to realize any significant economies of scale with respect to the advisory services at the time the Advisory Agreement was being reviewed.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator provides it with additional revenue, and concluded that the advisory fee was reasonable taking into account any benefits from such administration agreement. In reaching the conclusion that the advisory fee was reasonable, the Board also considered the Adviser’s statement that it benefits from its association with the Sub-Adviser, which has opened up other business opportunities to the Adviser with the Sub-Adviser and may continue to do so in the future.

Annual Report | November 30, 2007 | 23

FMO | Fiduciary/Claymore MLP Opportunity Fund | Board Considerations Regarding Investment Advisory Agreement and Investment Management Agreement Contract Re-approval (unaudited) continued

Investment Management Agreement

With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Board considered the qualifications, experience, good reputation and skills of the Sub-Adviser’s portfolio management and other key personnel. The Board reviewed information regarding the Sub-Adviser’s financials and ongoing business strategies. The Board also considered the Sub-Adviser’s success in achieving the Fund’s investment objective of providing a high level of after-tax total return with an emphasis on current distributions paid to shareholders through the Fund’s distribution of a dividend equivalent to 7.1% of the Fund’s initial offering price based upon the distribution rate in effect at the time the Investment Management Agreement was being reviewed. The Board concluded that the Sub-Adviser was qualified to provide the services under the Investment Management Agreement.

In evaluating investment performance, the Board considered that during the reviewed periods, the Fund’s investment performance on a total return net asset value basis exceeded that of its benchmark indices, and was competitive with the performance of the peer group of funds. The Board concluded that the Sub-Adviser’s investment performance met expectations. With respect to the Fund’s market price performance, the Board noted that the Fund’s shares were trading at a slightly larger discount than most members of its peer group, but that generally, for the relevant time periods, market price total return performance had been positive. The Board noted that the Fund had increased its dividend level three times during the past year. The Board also considered statements by the Adviser and the Sub-Adviser that during the past year the Fund’s discount declined relative to its peer group.

The Board reviewed the subadvisory fee paid by the Adviser to the Sub-Adviser and compared it to the fee charged by the Sub-Adviser to another investment company client that has an energy-related equity securities strategy similar to the Fund’s for which the Sub-Adviser serves as subadviser. The Board also considered the Sub-Adviser’s representation that it does not charge a lower advisory or subadvisory fee to any other client to which it provides comparable services to those it provides to the Fund. The Board concluded that the subadvisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Sub-Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Sub-Adviser received under the Investment Management Agreement and estimated direct and indirect allocated expenses of the Sub-Adviser in providing services under the Investment Management Agreement and concluded that the profitability was not unreasonable.

The Board reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Sub-Adviser’s statement that the realization of economies of scale with regard to a closed-end fund is not likely due to the fixed nature of the assets, and that the Sub-Adviser anticipates its expenses relating to providing services to the Fund to remain approximately the same over the next year. Given these factors, the Board concluded that the Fund is unlikely to realize any significant economies of scale with respect to the subadvisory services at the time the Investment Management Agreement was being reviewed.

The Board considered other benefits derived by the Sub-Adviser from its relationship with the Fund, including the Sub-Adviser’s use of soft dollars and the Sub-Adviser’s other business relationships with the Adviser. The Board noted that the Sub-Adviser receives indirect benefits in the form of soft dollar arrangements which may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of the Sub-Adviser. The Board concluded that the sub-advisory fees were reasonable, taking into account these benefits.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board and the Committee determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund.

24 | Annual Report | November 30, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund

Fund Information |

Board of Trustees

Randall C. Barnes

Nicholas Dalmaso*

Joseph E. Gallagher, Jr.*

Howard H. Kaplan

Robert B. Karn III

Ronald A. Nyberg

John M. Roeder

Ronald E. Toupin, Jr.

* Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Officers

Nicholas Dalmaso

Chief Executive and Legal Officer

Steven M. Hill

Chief Accounting Officer,

Chief Financial Officer and Treasurer

Bruce Saxon

Chief Compliance Officer

Mark E. Mathiasen

Secretary

Jim Howley

Assistant Treasurer

Matthew J. Patterson

Assistant Secretary

Melissa Nguyen

Assistant Secretary

Investment Adviser and Administrator

Claymore Advisors, LLC

Lisle, Illinois

Investment Sub-Adviser

Fiduciary Asset Management, LLC

St. Louis, Missouri

Accounting Agent, Custodian and Transfer Agent

The Bank of New York

NewYork, NewYork

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

Chicago, Illinois

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

Privacy Principles of Fiduciary/Claymore MLP Opportunity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Fiduciary/Claymore MLP Opportunity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Accounting Agent, Custodian and Transfer Agent:

The Bank of New York, 101 Barclay 11E New York, New York 10286; (866) 488-3559

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

In September 2007, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Annual Report | November 30, 2007 | 25

FMO | Fiduciary/Claymore MLP Opportunity Fund

About the Fund Manager |

Fiduciary Asset Management, LLC

Fiduciary is a registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. Fiduciary currently supervises and manages approximately $18.2 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, four exchange-listed closed-end funds and three hedge funds.

Investment Philosophy

Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

The manager seeks to achieve the Fund’s investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that Fiduciary believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, Fiduciary looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs Fiduciary’s top-down process which considers a combination of quantitative, qualitative and relative value factors. Fiduciary emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

26 | Annual Report | November 30, 2007

Fiduciary Asset Management, LLC	Claymore Securities, Inc.
8112 Maryland Ave.	2455 Corporate West Drive
Suite 400	Lisle, IL 60532
St. Louis, MO 63105	Member FINRA/SIPC

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No information need be disclosed pursuant to this paragraph.

(c) During the period covered by the shareholder report presented in Item 1, there were no amendments to any provisions of the registrant’s Code of Ethics applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)	(1) The registrant’s Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Robert B. Karn, III. Mr. Karn is an “independent” Trustee. Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principals (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation of identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $56,000 and $53,000 for the fiscal years ending November 30, 2007, and November 30, 2006, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal years ending November 30, 2007, and November 30, 2006, respectively.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $41,200 and $21,450 for the fiscal years ending November 30, 2007, and November 30, 2006, respectively.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) thru (c) of this Item were $0 and $0 for the fiscal years ending November 30, 2007, and November 30, 2006, respectively.

(e)	Audit Committee Pre-Approval Policies and Procedures.

(i) The Registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2

Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3

Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii) 100% of services described in each of (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant was $0 and $0 for the fiscal years ending November 30, 2007, and November 30, 2006, respectively.

(h) Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee of the registrant is comprised of: Randall C. Barnes, Howard H. Kaplan, Robert B. Karn, III, Ronald A. Nyberg, John M. Roeder, and Ronald E. Toupin, Jr.

(b) Not Applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-advisor, Fiduciary Asset Management, LLC (the “Sub-Adviser”). The Sub-Adviser’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) James J. Cunnane is primarily responsible for the day-to-day management of the registrant’s portfolio. The following provides information regarding the portfolio managers as of November 30, 2007:

Name	Since	Professional Experience
James J. Cunnane, Jr.	2004	Mr. Cunnane manages institutional and private client equity portfolios and has an industry leading role as portfolio manager of Fiduciary’s Master Limited Partnership (MLP) assets. He is actively involved with the Strategy Committee’s macroeconomic assessment and top-down approach to portfolio management. Mr. Cunnane has been employed by Fiduciary for over 11 years.

(a) (2) (i-iii) Other accounts managed. Fiduciary Asset Management, LLC does not manage any performance based fee accounts. The following summarizes information regarding each of the other accounts managed by the Portfolio Manager as of November 30, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
James J. Cunnane, Jr.	1	251 mil	1	$8 mil	96	$999 mil

(a) (2) (iv) Conflicts of Interest.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. Fiduciary seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager’s focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Fiduciary and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Funds, Fiduciary determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other funds for which Fiduciary acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Fiduciary may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

Fiduciary and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a) (3) Compensation Structure. The primary portfolio manager’s compensation consists of the following elements:

•

Base Salary. The primary portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon the portfolio manager’s experience and responsibilities through the use of independent compensation surveys of the investment management industry.

•

Annual Bonus. The portfolio manager’s annual bonus is determined by the CEO of Fiduciary pursuant to a specific company formula. It is not based on the performance of the registrant or other managed accounts. The monies paid are directly derived from a “pool” created from Fiduciary’s earnings. The bonus is payable in a combination of cash and restricted Piper Jaffrey Companies stock.

•	The portfolio managers also participates in benefit plans and programs generally available to all employees.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the Fiduciary Asset Management, LLC Portfolio Manager as of November 30, 2007:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
James J. Cunnane, Jr.	$50,001-$100,000

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act) within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Officers.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2 of the Investment Company Act.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act.

(c) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	February 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	February 6, 2008

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer
Date:	February 6, 2008